UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)       September 28, 2010

                              VITAL PRODUCTS, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                 333-127915               98-0464272
   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)             File Number)         Identification No.)

             245 Drumlin Circle, Concord, Ontario, Canada        L4K 3E4
                  (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code   (905) 482-0200

                                    Not Applicable.
          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 28, 2010, the board of directors accepted the resignation of Henry J. Golberg as Chief Financial Officer and director of Vital Products,Inc. The Registrant has commenced a search for Mr. Golberg's replacement as Chief Financial Officer. In the interim, his duties will be performed by Mr. Levine the Registrant's Chief Executive Officer.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

EXHIBIT NUMBER          DESCRIPTION

17.1    Resignation letter from Henry J. Golberg, dated September 28, 2010.


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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Vital Products, Inc.
                                                --------------------
                                                       (Registrant)
Date:  September 29, 2010

                                                /s/Michael Levine
                                                --------------------
                                                       (Signature)
                                                Name: Michael Levine
                                                Title: Chief Executive Officer

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